UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On February 2, 2023, in connection with its announcement of an offering of the New Notes (as defined below), Uniti Group Inc. (the “Company,” “we,” “us,” or “our”) announced that, based on preliminary, unaudited financial data, the Company expects its consolidated results for fiscal year 2022 to fall within the ranges of its previously announced full year guidance. In addition, the Company expects to announce record-level consolidated bookings for the fourth quarter of 2022 of over $1.0 million of monthly recurring revenue. The Company has not yet completed our financial closing process, and this information should be considered preliminary and subject to change. The Company’s preliminary consolidated results have been prepared by and are the responsibility of management. The Company’s independent registered public accounting firm has not reviewed this preliminary financial data, and does not express an opinion or any other form of assurance with respect to the information set forth above.

The information contained within this Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth below in Item 8.01 of this Current Report on Form 8-K with respect to the Partial Redemption of the 2025 secured notes (each as defined below) is incorporated herein by reference.

Item 8.01 Other Events

On February 2, 2023, the Company issued a press release to announce an offering of senior secured notes (the “New Notes”) by its subsidiaries, Uniti Group LP, Uniti Fiber Holdings Inc., Uniti Group Finance 2019 Inc. and CSL Capital, LLC (the “Issuers”). The New Notes will be guaranteed on a senior unsecured basis by the Company and on a senior secured basis by each of the Company’s subsidiaries (other than the Issuers) that guarantees indebtedness under the Company’s senior secured credit facilities and the Company’s existing secured notes (except initially those subsidiaries that require regulatory approval prior to guaranteeing the New Notes). The Issuers intend to use a portion of the net proceeds from the offering of the New Notes to fund the partial redemption (the “Partial Redemption”) of $1,422 million aggregate principal amount of outstanding 7.875% senior secured notes due 2025 (the “2025 secured notes”), including related premiums, fees and expenses in connection with the foregoing. In connection with the pricing of the New Notes, we intend to issue a conditional notice of partial redemption for the 2025 secured notes, which shall be conditioned upon completion of one or more debt financings in an aggregate principal amount of at least $1,750 million. This Current Report on Form 8-K does not constitute a notice of redemption with respect to the 2025 secured notes. The Issuers intend to use the remaining net proceeds from the offering of the New Notes to repay outstanding borrowings under the Company’s revolving credit facility.

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The New Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and outside the United States in compliance with Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact, including those regarding the proposed offering of the New Notes.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “estimate(s),” “foresee(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could materially alter our expectations include, but are not limited to, the future prospects and financial health of Windstream Holdings, Inc. and subsidiaries, our largest customer; the ability and willingness of our customers to meet and/or perform their obligations under any contractual arrangements entered into with us, including master lease arrangements; the ability and willingness of our customers to renew their leases with us upon their expiration, our ability to reach agreement on the price of such renewal or ability to obtain a satisfactory renewal rent from an independent appraisal, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant; the availability of and our ability to identify suitable acquisition opportunities and our ability to acquire and lease the respective properties on favorable terms; the risk that we fail to fully realize the potential benefits of acquisitions or have difficulty integrating acquired companies; our ability to generate sufficient cash flows to service our outstanding indebtedness and fund our capital funding commitments; our ability to access debt and equity capital markets; the possibility that the Redemption is not consummated on the anticipated terms, if at all; the impact on our business or the business of our customers as a result of credit rating downgrades and fluctuating interest rates; our ability to retain our key management personnel; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; covenants in our debt agreements that may limit our operational flexibility; our expectations regarding the effect of the COVID-19 pandemic, inflation and rising interest rates on our results of operations and financial condition; other risks inherent in the communications industry and in the ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; and additional factors described in our reports filed with the U.S. Securities and Exchange Commission.

Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this Current Report on Form 8-K to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued February 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2023	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President - General Counsel and Secretary